UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): (February 28, 2020)

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     202-295-4200

                               Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2020, the Company’s wholly owned subsidiary, Cogent Communications, Inc. (“Cogent”), entered into a First Amendment to Lease Agreement (the “Amendment”) with Sodium, LLC, an entity owned by the Company’s Chief Executive Officer, David Schaeffer. The Amendment extends until May 10, 2025 the term of an original Lease Agreement, dated April 16, 2015, between Sodium LLC and Cogent Communications, Inc. (the “Lease”). No other changes were made to the other terms of the Lease. The Company’s Audit Committee, which is responsible for reviewing any related party transactions, reviewed and approved Cogent’s entry into the Amendment.

The original Lease was set to expire on May 11, 2020. The Lease is for approximately 43,117 square feet of space in the building located at 2450 N Street, NW, Washington, D.C. 20037, which is the headquarters address for the Company and its subsidiaries in the United States. Under the Amendment, the Lease remains cancellable by the Company without penalty upon 60 days written notice. The amount of fixed annual rent during the term of the Lease is currently approximately $991,691.

The foregoing summary of the Lease and of the Amendment is qualified in its entirety by the complete text of the Lease, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and the Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Lease Agreement, dated April 16, 2015, between Sodium LLC and Cogent Communications, Inc.(filed as Exhibit 10.1 to our Current Report on Form 8-K, filed on April 17, 2015, and incorporated herein by reference).
10.2	First Amendment to Lease Agreement, dated February 28, 2020, between Sodium LLC and Cogent Communications, Inc. (filed herewith).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

March 2, 2020	By:	/s/ John Chang
Name: John Chang
Title: Vice President and Chief Legal Officer